UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) July 16, 2018

SANTA FE GOLD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20430	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

P O Box 25201
Albuquerque, NM 87125
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

( ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)Dismissal of Previous Independent Registered Public Accounting Firm.

On July 16, 2018, the Audit Committee of our Board of Directors dismissed MaloneBailey, LLP (“MaloneBailey”) as our independent registered public accounting firm and appointed TAAD, LLP (“TAAD”) to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2018, effective immediately.

Neither of MaloneBailey’s reports on the consolidated financial statements for the past two audited fiscal years (June 30, 2017 and 2016) contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles except that the reports included an explanatory paragraph relating to an uncertainty as to our ability to continue as a going concern.

During the two most recent audited fiscal years (June 30, 2017 and 2016), or any subsequent interim period preceding the dismissal of MaloneBailey, there have been no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During our two most recent fiscal years or any subsequent interim period preceding the dismissal of MaloneBailey, none of the reportable events listed in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K occurred while MaloneBailey was engaged except MaloneBailey having advised us that it identified certain deficiencies in our internal control over financial reporting that constitute material weaknesses as described in Item 9A of our annual report on Form 10-K for the year ended June 30, 2017.

We previously provided MaloneBailey a copy of this current report on Form 8-K and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not MaloneBailey agrees with the above statements. We have received the requested letter from MaloneBailey stating that they agree, a copy of which is filed as Exhibit 16.1 to this report.

(b)Engagement of New Independent Registered Public Accounting Firm.

On July 16, 2018, the Audit Committee of our Board of Directors appointed TAAD to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2018, effective immediately.

During our two most recent fiscal years and through the interim period through July 16, 2018, neither we nor anyone on our behalf consulted TAAD regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided by TAAD to us that TAAD concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1) (v) of Regulation S-K).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

No.	Exhibit

16.1	Letter from MaloneBailey to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: July 19, 2018	/s/ Tom Laws
Tom Laws
Chief Executive Officer